Exhibit 99.1

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$22.5 $23.7 $24.7 $ 2 5 . 8 $27.5 $ 5 .1 $4.3 $4.1 $4.3 $4.7 $ 2 7.6 $28.0 $28.8 $30.0 $32 .2 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 $80.8 $92.9 $21.7 $17.8 $102 .5 $ 1 1 0 .7 FY20 FY21

x x x x x x x x

1 0 8% 109% 111% 115% 118% Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 x x x x x

$57 $67 5 6% 60% FY20 FY21 $16 $18 $19 $20 $21 7 3% 7 5% 7 6% 76% 78% Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 $16 $17 $18 $19 $22 59% 61% 64% 6 5% 68% Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 $56 $69 70% 74% FY20 FY21

41% 46% 48% 42% 37% 22% 22% 2 3% 26% 23% 11% 13% 13% 1 5% 15% 74% 81% 8 4% 84% 7 5 % Q2 FY 2 1 Q3 FY 2 1 Q4 FY 2 1 Q1 FY 2 2 Q2 FY 2 2 60% 47% 29% 24% 15% 14% 104% 84% FY20 FY21

( $49) ( $17) ( 48%) ( 1 5%) FY20 FY21 ( $49) ( $2 6 ) (48%) (24%) FY20 FY21 ( $4) ( $6) ( $6) ( $6) ( $3) (15%) (20%) (20%) (19%) (8%) Q2 FY 2 1 Q3 FY 2 1 Q4 FY 2 1 Q1 FY 2 2 Q2 FY 2 2 ( $9) ( $1 ) ( $3) Q1 FY22 $4 ( $5) (32%) ( 4%) (11%) 1 2% ( 1 6%) Q2 FY21 Q3 FY21 Q4 FY21 Q2 FY22

x x x

F Y 2 0 A Growt $103 $111 $130 $155 $188 56% 60% 67% 69% 71% Memo: Subscription Margin 70% 74% 77% 79% 80% FY20A Margin $57 $67 $86 $107 $134 F Y 2 1 A F Y 2 2 E F Y 2 3 E F Y 2 4 E M argi n ( 49% ) ( 18% ) ( 16% ) 1% 12% ( $50) ( $20) ( $20) $2 $22 F Y 2 0 A F Y 2 1 A F Y 2 2 E F Y 2 3 E F Y 2 4 E

• • • • • •

x x x x x x x x x x x x

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• • • •

($mm) Q 2 FY 202 1 Q 3 FY 202 1 Q 4 FY 202 1 Q 1 FY 202 2 Q 2 FY 202 2 FY2020 FY2021 GAAP Revenue $27.2 $27.6 $28.4 $30.0 $32.2 $86.9 $109.1 + Fair Value Adjustment to Acquired Unearned Revenue (1) 0.4 0.4 0.4 - - 15.7 1.6 Adj. Revenue $27.6 $28.0 $28.8 $30.0 $32.2 $102.5 $110.7 % YoY Growth 9.3% 7.7% 10.0% 14.0% 16.7% - 8.0% GAAP Subscription Revenue $22.1 $23.3 $24.3 $25.8 $27.5 $65.1 $91.3 + Fair Value Adjustment to Acquired Unearned Revenue (1) 0.4 0.4 0.4 - - 15.7 1.6 Adj. Subscription Revenue $22.5 $23.7 $24.7 $25.8 $27.5 $80.8 $92.9 % YoY Growth 13.9% 13.6% 17.2% 17.0% 22.1% - 15.0% GAAP Gross Profit $10.7 $11.4 $12.7 $14.0 $16.5 $20.3 $44.0 + Fair Value Adjustment to Acquired Unearned Revenue (1) 0.4 0.4 0.4 - - 15.7 1.6 + Amortization of Acquired Intangibles 5.2 5.2 5.2 5.2 5.2 20.7 20.7 + Stock - Based Compensation 0.0 0.0 0.0 0.1 0.1 0.1 0.2 + Other Non - Recurring Costs - - - 0.1 - 0.6 0.1 Adj. Gross Profit $16.3 $17.0 $18.3 $19.4 $21.8 $57.4 $66.5 % Adj. Gross Margin 59.0% 60.8% 63.5% 64.7% 67.6% 55.9% 60.1% GAAP Subscription Gross Profit $10.8 $12.1 $13.2 $14.5 $16.2 $20.0 $46.5 + Fair Value Adjustment to Acquired Unearned Revenue (1) 0.4 0.4 0.4 - - 15.7 1.6 + Amortization of Acquired Intangibles 5.2 5.2 5.2 5.2 5.2 20.7 20.7 + Stock - Based Compensation 0.0 0.0 0.0 0.0 0.0 0.0 (0.0) + Other Non - Recurring Costs - - - - - 0.1 (0.0) Adj. Subscription Gross Profit $16.4 $17.7 $18.8 $19.7 $21.4 $56.4 $68.8 % Adj. Subscription Gross Margin 72.9% 74.6% 76.0% 76.5% 77.8% 69.8% 74.0%

($mm) Q2 FY2021 Q3 FY2021 Q4 FY2021 Q1 FY2022 Q2 FY2022 FY2020 FY2021 GAAP S&M Expense $15.3 $17.1 $18.2 $17.3 $16.0 $79.1 $68.3 + Fair Value Adjustment to Acquired Deferred Commissions (2 0.3 0.2 0.2 0.2 0.2 1.9 1.1 - Amortization of Acquired Intangibles (4.3) (4.3) (4.3) (4.3) (4.3) (17.0) (17.0) - Stock - Based Compensation (0.1) (0.1) (0.1) (0.1) (0.1) (0.3) (0.4) - Other Non - Recurring Costs - - (0.2) (0.6) (0.1) (1.9) (0.3) Adj. S&M Expense $11.3 $13.0 $13.9 $12.6 $11.8 $61.8 $51.8 Adj. S&M as % of Adj. Revenue 40.9% 46.3% 48.2% 42.1% 36.5% 60.3% 46.8% GAAP G&A Expense $3.7 $4.0 $3.3 $4.9 $6.7 $18.9 $16.1 - Stock - Based Compensation (0.2) (0.2) (0.1) (0.2) (0.2) (0.6) (0.8) - Other Non - Recurring Costs (0.5) (0.1) 0.5 (0.1) (1.5) (3.3) (0.2) Adj. G&A Expense $3.0 $3.6 $3.7 $4.5 $5.0 $14.9 $15.2 Adj. G&A as % of Adj. Revenue 11.1% 12.9% 12.7% 15.2% 15.5% 14.6% 13.7% GAAP R&D Expense $6.0 $6.1 $6.6 $8.0 $7.7 $30.4 $26.4 - Stock - Based Compensation (0.1) (0.1) (0.1) (0.1) (0.1) (0.2) (0.2) - Other Non - Recurring Costs - - - - - (0.8) (0.2) Adj. R&D Expense $6.0 $6.0 $6.5 $7.9 $7.5 $29.4 $26.1 Adj. R&D as % of Adj. Revenue 21.7% 21.5% 22.7% 26.4% 23.4% 28.7% 23.5% GAAP Operating Loss ($14.4) ($15.8) ($15.5) ($16.2) ($13.9) ($108.0) ($66.9) + Fair Value Adjustment to Acquired Unearned Revenue (1) 0.4 0.4 0.4 - - 15.7 1.6 - Fair Value Adjustment to Acquired Deferred Commissions (2) (0.3) (0.2) (0.2) (0.2) (0.2) (1.9) (1.1) + Amortization of Acquired Intangibles 9.4 9.4 9.4 9.4 9.4 37.7 37.8 + Stock - Based Compensation 0.4 0.5 0.3 0.5 0.6 1.2 1.6 + Other Non - Recurring Costs 0.5 0.1 (0.2) 0.8 1.6 6.6 0.7 Adj. Operating Loss ($4.0) ($5.6) ($5.8) ($5.7) ($2.5) ($48.8) ($26.5) % Operating Margin (14.6%) (20.0%) (20.2%) (19.0%) (7.8%) (47.6%) (23.9%)



Analyst Day

September 2021



Introduction

Disclaimer

This investor presentation ("Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Pathfinder Acquisition Corporation ("PFDR" or "Pathfinder") and ServiceMax, Inc., and its subsidiaries ("ServiceMax" or the "Company"). The information contained herein does not purport to be all-inclusive and none of PFDR, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of PFDR or the Company. This Presentation is based upon financial information reasonably available to PFDR and the Company and shared with the Company for inclusion herein as of the date hereof. Some of the data contained herein is derived from information provided by PFDR or the Company and various third-party sources and is included herein for illustrative purposes only. The delivery of this Presentation shall not, under any circumstances, create any implication that the Presentation is correct in all respects, including as of any time subsequent to the date hereof, and PFDR and the Company do not undertake any obligation to update such information at any time after such date. Certain information in this Presentation may be based upon information from third-party sources which we consider reliable, but neither PFDR nor the Company represents that such information is accurate, complete or sufficient for any purpose and it should not be relied upon as such. Any historical price(s) or value(s) are as of the date indicated unless stated otherwise. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the date hereof. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance and should not be relied upon as an indication of future performance. Neither PFDR nor the Company assumes any obligation to update the information, back-testing, models or assumptions underlying the foregoing in this Presentation. PFDR and the Company's businesses are subject to a number of risks that are not described in this Presentation, including those that are set forth in the description of forward-looking statements and the risk factors described in the registration statement on Form S-4 (the "Registration Statement") filed by PFDR with the SEC, which contains a preliminary proxy statement/prospectus and, as amended, will include a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Pathfinder's common stock in connection with Pathfinder's solicitation of proxies for the vote by Pathfinder's stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sales of the securities of Pathfinder to be issued in the Business Combination.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PFDR, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law, and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third party to use this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

By accepting this Presentation, you agree that you will, and will cause your representatives and advisors to, use this Presentation, as well as any information derived by you from this Presentation, only for initial due diligence regarding PFDR and the Company in connection with (a) the proposed Business Combination and (b) the Company's proposed private offering of public equity to a limited number of investors that qualify as QIBs and Institutional Accredited Investors (each as defined below) and for no other purpose and will not, and will cause their representatives and advisors not to, divulge this Presentation to any other party. This Presentation may not be reproduced or used for any other purpose.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination if it occurs or the accuracy or adequacy of this Presentation.

This Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, except to a limited number of qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" ("Institutional Accredited Investors") within the meaning of Regulation D under the Securities Act.

Cautionary Language Regarding Forward Looking Statements. This Presentation includes "forward looking statements". Forward-looking statements may be identified by the use of words such as "may," "might," "will," "would," "could," "should," "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Statements other than historical facts, including, but not limited to, those concerning (i) the Business Combination, (ii) the private placement of securities in connection with the Business Combination, (iii) market conditions, (iv) the revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company or (v) trends, consumer or customer preferences or other similar concepts with respect to PFDR, the Company or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of PFDR and the Company or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, (1) changes in domestic and foreign business, market, financial, political, and legal conditions, (2) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination, (3) that approval of stockholders is not obtained, failure to realize the anticipated benefits of the proposed Business Combination, (4) risks relating to the uncertainty of the projected financial information of the Company, (5) the effects of competition on the Company's business,

Disclaimer
(continued)

(6) the amount of redemption requests made by PFDR's public stockholders, (7) the ability of PFDR or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (8) the impact of the global COVID-19 pandemic, and (9) other risks discussed in PFDR's Registration Statement on Form S-1 (File No. 333-252498) under the heading "Risk Factors" and other documents that PFDR has filed or will file with the Securities and Exchange Commission. You are cautioned not to place undue reliance upon any forward-looking statements, which, unless otherwise indicated herein, speak only as of the date of this Presentation. Neither PFDR nor the Company commits to update or revise the forward-looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law. Forward-looking statements and discussions of the business environment and management strategy of PFDR and the Company included herein (e.g., with respect to financial markets, business opportunities, demand, investment pipeline and other conditions) may materially differ as a result of the severe and ongoing COVID-19 pandemic. The full impact of the COVID-19 pandemic is particularly uncertain and difficult to predict, therefore such forward-looking statements do not reflect its ultimate potential effects, which may substantially and adversely impact the performance of PFDR and the Company.

Performance and Statistics and Use of Non-GAAP Financial Measures. Past performance is not indicative of future results. Unless otherwise specified herein, performance figures included herein are presented on a forward-looking, pro forma basis giving effect to the Business Combination and do not reflect any events subsequent to the date hereof, including the continued impact of the COVID-19 pandemic and further deterioration of global economic conditions. The full impact of the COVID-19 pandemic is particularly uncertain and difficult to predict, but may have an adverse effect on the future performance of PFDR and the Company. This Presentation includes certain financial measures of ServiceMax not presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including, but not limited to, Adjusted Revenue, Adjusted Gross Profit, Adjusted EBITDA, and Adjusted Free Cash Flow, in each case presented on a non-GAAP basis. These non-GAAP measures of financial performance may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, gross profit or net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the usage of those non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with those of similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures. Please refer to the non-GAAP reconciliation provided in this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Use of Projections. This Presentation contains financial forecasts with respect to the Company's projected financial results, including Adjusted Revenue, Adjusted Subscription Revenue, Adjusted Gross Profit, Adjusted Subscription Gross Profit, Total Adjusted Operating Expenses, Adjusted Operating Income / (Loss) and Free Cash Flow for the Company's fiscal years ending January 31, 2022, 2023, and 2024, as well as ServiceMax's long term guidance. Neither the Company's independent auditors, nor the independent registered public accounting firm of PFDR have audited, reviewed, compiled or performed any procedures with respect to the projections for purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those presented in the prospective financial information. Inclusion of prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information. In connection with the proposed Business Combination, the Company has filed with the SEC the Registration Statement on Form S-4 containing a preliminary prospectus of PFDR and registering the shares of ServiceMax common stock to be offered to PFDR shareholders in connection with the Business Combination, and after the registration statement is declared effective, PFDR will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision in respect to the Business Combination. PFDR's shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, when available, and all other documents filed or furnished in connection with the proposed Business Combination, as these materials will contain important information about ServiceMax, PFDR and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of PFDR as of a record date to be established for voting on the proposed Business Combination. Shareholders are also able to obtain copies of the preliminary proxy statement/prospectus and will be able to obtain copies of, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC's website www.sec.gov.

Participants in the Solicitation. PFDR and its directors and executive officers may be deemed participants in the solicitation of proxies from PFDR's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in PFDR and the proposed Business Combination is contained in the proxy statement/prospectus relating to the Business Combination.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of PFDR in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is contained in the proxy statement/prospectus relating to the Business Combination.

Use of Trademarks and Other Intellectual Property. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and the use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Third-party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either PFDR or the Company will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

SERVICEMAX

Today's Agenda

Topic	Speaker	Time (PST)
Welcome & Introductions	Brian Murphy	5:00 AM
ServiceMax Overview	Neil Barua	5:05 AM
Market Overview	Neil Barua	5:30 AM
The ServiceMax Platform	Amit Jain	5:50 AM
Executing a Growth Strategy	Mike Jerich, Dave Kahley, Liz Carter	6:20 AM
Financial Overview	Simon Edwards	6:50 AM
LiquidFrameworks	Simon Edwards	7:35 AM
Q&A	All	7:40 AM
Closing Remarks & Next Steps		8:25 AM

Experienced Senior Leadership



Neil Barua
CEO
Global Crossing
IPC SilverLake



Simon Edwards
CFO
GE



Sophie Ames
Chief Human Resources Officer
VERITAS AVAYA
amdocs
THOMSON REUTERS



Liz Carter
SVP of Marketing
IBM
SAP SuccessFactors



Amit Jain
Chief Product Officer
hotwire mixer
zuora



Mike Jerich
Chief Revenue Officer
FINANCIALFORCE
IntelePeer IPC
Level(3)



Dave Kahley
SVP of Customer Solutions
Global Crossing
salesforce



Neil O'Donnell
Chief Legal Officer
McAfee
BROCADE
LUCASARTS

Today's Presenters



ServiceMax Overview

ServiceMax, a SaaS leader in Field Service Management, enables the servicing and availability of complex equipment across mission-critical industries

00:00:01:00

HR MIN SEC MS

Every second, a work order is processed using ServiceMax

Key Highlights

1	**Field Service Management ("FSM") software is a large, underserved market with secular growth tailwinds**	✓ $9B+ TAM with vended spend growth of 10-15% creating tailwind ✓ Increasing strategic importance of field service operations drives greater urgency of adoption of increasingly sophisticated solutions
2	**ServiceMax is a longstanding 'best of breed' player in the FSM market**	✓ Mission-critical system of record for assets with value spanning IT-OT and CRM-ERP, serving ~350 customers in key asset-intensive vertical markets ✓ Recognized as a market leader by IDC, Gartner, Frost & Sullivan and others
3	**Pure Enterprise SaaS model with attractive unit economics**	✓ Recurring revenue business model with 118% net dollar retention(1) ✓ Sticky, high gross retention and LTV / CAC of ~6.5x(2) ✓ High and increasing subscription gross margins
4	**Growth acceleration story driven by secular tailwinds, macro recovery, internal improvements, and new strategic partnership**	✓ As a standalone company outside of GE since Feb. 2019, new management led by Neil Barua has set up the business for success ✓ Refreshed Salesforce partnership and investment announced in Feb. 2020 ✓ Asset360 product launch in Nov. 2020 in order to drive incremental growth acceleration
5	**World class management team with strong sponsorship**	✓ Experienced management team with strong, blue-chip backgrounds ✓ Supported by experienced, committed investors in Silver Lake, Pathfinder (HGGC and Industry Ventures), and Salesforce Ventures

SERVICEMAX

Source: Company analysis, IDC, Gartner, Frost & Sullivan.

(1) Compares the activated ARR for subscription contracts associated with customers. Reflects LTM Q2 FYE Jan '22A.

*(2) LTV/CAC calculated as ((Newly Booked Committed ARR * Subscription Gross Margin) / (1 – LTM Committed ARR Gross Retention)) / S&M Expenses.*

FSM Automates Workflow of Service Technicians


1
Call center receives request and schedules / contacts technician for dispatch
2
Technician reviews from mobile device and examines inventory
3
Technician orders any parts that are out of stock
4
Once in the field, technician accesses remote assistance to complete the job
5
Inputs work order debrief on mobile device and includes customer signature
6
Finishes job, on time

SERVICEMAX

Source: Company analysis.

ServiceMax's Proven Track-Record of Driving Value for Customers

Average Results from our Customers

- **15%** reduction in safety incidents
- **23%** increase in technician productivity
- **24%** decrease in compliance incidents
- **21%** increase in contract renewals
- **13%** decrease in repair time
- **14%** decrease in service cost
- **20%** increase in Net Promoter Score
- **25%** service revenue growth
- **12%** increase in equipment uptime

SERVICEMAX

Source: ServiceMax 2019 Impact Report. Metrics cited reflect an average of 120 customers' results experienced with ServiceMax compared to the customers' results prior to engaging ServiceMax. Results are based on a ServiceMax-commissioned survey conducted in partnership with Wakefield Research.

ServiceMax is the System of Record & Action for Service Organizations


SAP
ORACLE
IBM
ERP
INFORMATION TECHNOLOGY
servicenow
SERVICEMAX
aspentech
C3.ai
ptc
OPERATIONAL TECHNOLOGY
salesforce
Microsoft
CRM

ServiceMax, the System of Record for field service, enables enterprises to unlock value by providing operational insights and tools that grow profit pools

Company Highlights

RECOGNIZED MARKET LEADERSHIP

6x Leader
Gartner Magic Quadrant
Field Service Management

Leader
IDC Marketscape
Field Service Management

IN A LARGE, EXPANDING ADDRESSABLE MARKET

$9+ billion
Total Addressable Market
for ServiceMax

BLUE CHIP CUSTOMERS

Medical Devices & Healthcare
GE Healthcare, Philips Healthcare

High-Tech Manufacturing
smiths, dormakaba

Industrial Manufacturing
pitney bowes, Valmet

Construction & Building Maintenance
Carrier, Hyster-Yale

Power & Utilities
Schneider Electric, Veolia

Oil & Gas
Baker Hughes, Solaris

KEY METRICS[1]

$130M+
Revenue

20%
Subscription Revenue Growth

118%
Dollar Net Retention[2]

~75%
Adjusted Subscription Gross Margin

$236M
Total RPO[3]

300K+
Users

~350
Customers

120M+
Work Orders Since Inception

SERVICEMAX

(1) Financials shown reflect non-GAAP forecasted metrics for fiscal year (FY) ending January 31, 2022, except for Dollar Net Retention, which reflects LTM Q2 FYE Jan '22A. Metrics shown are not pro forma for the acquisition of LiquidFrameworks. For a reconciliation of Adjusted Revenue, see slide 72.
(2) Compares the activated Q2 FYE Jan '22A ARR for subscription contracts associated with customers.
(3) Remaining Performance Obligation as of Q2 FYE Jan '22A per Company financials.

ServiceMax History

- **2007** — ServiceMax Founded
- **2009** — Our 1st Field Service USA
- **2011–2013** — Raised $205M of Venture Funding (Crosslink Capital, Emergence, Kleiner Perkins, Meritech, Mayfield, ptc)
- **2015** — Forbes 2016 World's Best 100 Cloud Companies
- GE Digital Acquires ServiceMax for $915M
- **2017** — Acquisition of Zinc
- Carve Out of ServiceMax from GE (SilverLake)
- **2019** — IDC MarketScape "Leader" in FSM
- **2020** — Raised $80M Led by Salesforce Ventures, Enhancing the Salesforce Strategic Partnership (salesforce)
- Magic Quadrant Leader for 6th Consecutive Publication
- **2021** — Public Listing via Merger with Pathfinder
- Acquisition of LiquidFrameworks



Market Overview

Summary

- Field Service Management software is a large, underserved market with $9B+ TAM
- Long-term secular tailwinds drive a sustained and increasing demand for cloud-based digital solutions such as ServiceMax
- ServiceMax is consistently recognized as a market leader in FSM by IDC, Gartner, Frost & Sullivan, and others
- ServiceMax is uniquely positioned to benefit from the Field Service Management growth opportunity

Field Service Management is Now a Distinct Software Category…

Key Features of FSM Software

Foundation
- Work order management
- Scheduling and dispatch
- Mobile communication
- Basic reporting and analytics

Extended
- Installed base management
- Parts management
- Contract and warranty management
- Asset management

Emerging
- AR for enhanced tech support
- IoT for predictive maintenance
- AI for scheduling and parts management



...with a Large & Underpenetrated Total Addressable Market


~8M Technicians
Operators
OEMs
3rd Party Contractors
Distributors
X
Average Selling Price,
with Upsell / Cross-Sell Potential

$9B+ Total Addressable Market


√ Capture whitespace via digital transformation from paper-based solutions
√ Disruption of incumbents through shift from on-premises to cloud
~$2.5-3B
$9B+
Vended Global FSM Market
TAM
10-15% CAGR
Over Next 5 Years

SERVICEMAX

Source: Company analysis.

Key Trends Driving Increasing FSM Adoption

1. Increased digitization of asset-intensive operations
2. Shift towards monetizing service as a revenue stream
3. Shift towards outcome-based servicing
4. Aging field service workforce

Increased Asset Digitization Creates a Valuable "Data Flywheel"

1

Shift Toward Modern, Outsourced Solutions
Legacy solutions lack mobility and functionality

Cloud / Mobile Transformation
Cloud and mobile technology has improved service speed and quality

Growing IoT & Preventative Maintenance Ecosystem
Proactively monitoring equipment with IoT reduces downtime & costs

- Install IoT enabled equipment or retrofit equipment with IoT
- Add non-equipment data collection



Install Equipment
Collect Data
Analyze Data
Service on Data
Upsell / NPI
$

Stream data from:
- Equipment
- Operator sources
- External sources into data warehouse

- Clean and analyze data
- Identify trends on usage and best practices
- Build algorithms for service operations

- Create connection between data platform and FSM
- Allow work orders to be automatically generated for predictive maintenance

- Operationalize data by recommending additional products and services
- Develop new products based on these insights

2 Service is Becoming a Revenue Center, Rather Than a Cost Center

Field service was seen as a cost center ...

- Product-focused sales, with service revenue low priority
- Warranty contracts offering low value
- Reactive service triggered upon request
- Back-office characterization not seen as focus area
- Service likely outsourced, CX post-delivery deprioritized

... but is increasingly being transformed into a revenue stream

- Value-orientated sales, with more revenue from service
- Complete service packages as key differentiator
- Proactive service, resolving issues before they happen
- Front-office for field service orgs, face of company
- Increased in-house service, CX post-delivery high priority

3 Outcome-Based Contracts Are Preferred New Business Model

Traditional contracts price service as discrete units...

- Product sold as discrete unit, operator assumes responsibility for outcomes
- Service contracts standalone, operator selects desired level of needs; OEM fulfills minimum level of service

Risk is assumed by operator; OEM investment limited due to lack of financial incentives

...outcomes-based contracts are an evolution

- Consumption, OEM only paid for usage and assumes responsibility for outcomes post-delivery
- Guaranteed uptime and service SLAs, OEM incurs penalty when targets not met
- Inclusive service contracts, OEM services at levels necessary to hit own financial goals

Risk is assumed by OEM; OEM investment high as financial performance tied to outcome guarantees

4 Demographic Shifts Are Accelerating Need for Software Solutions

22% of Field Technicians are now aged 55+…


% of US Technicians in Field Servicing Roles by Age Range
+5 pts
Age 65+
Age 55-64
17%
3%
14%
20%
3%
17%
22%
5%
18%
2011
2015
2020

… so field service organizations are shifting towards software solutions

As the older field service workforce begins to age out, tribal knowledge and skills must be passed down using enterprise systems

Mobile communications platforms in the near-term and AR / VR software in the medium-term can unlock value

Mobile first and app-based software enables standardization of processes and minimizes productivity losses while shifting towards younger, less-experienced workforces

Younger technician workforce expects modern solutions to empower workflow processes and software can attract this new talent

Source: Bureau of Labor Statistics.

Recognized Market Leadership

Saas Platform For Asset-centric Field Service

2021 Magic Quadrant Leader
for the 6th consecutive publication of the Magic Quadrant for FSM

Highest Ranked Product / Service
or Equipment-Centric: Complex Service and Support Use Cases, 2020

Leader in Globe
for Team Collaboration, **2020**

Market Leadership Award
for Mobile Field Service Management

IDC MarketScape Leader
among Field Service Management Applications

IDC MarketScape Leader
among Manufacturing Service Parts Management Applications

Strengthening of Market Leadership Through Partnering

FIELD SERVICE MANAGEMENT

Magic Quadrant for Field Service Management


Challengers
Leaders
Salesforce
Microsoft
IFS
Oracle
ServiceMax
SAP
ServicePower
ServiceNow
OverIT
CSG
Praxedo
GMS Development
GEOCONCEPT Group
Accruent
Niche Players
Visionaries
Ability to execute
Completeness of vision
As of August 2021 (1)
© Gartner, Inc

2020 STRATEGIC PARTNERSHIP WITH SALESFORCE

Why We Partner

- Increased reach and exposure to new accounts and industries
- Reduced sales cycle
- Leverage Salesforce's global infrastructure, reliability, and scalability
- Trusted security and compliance features native to Force.com
- Reduces technology burden, shifting focus to product development
- Drives better customer outcomes and increases customer adoption, retention, and expansion opportunities

Recent Developments

$80M investment round co-led by Salesforce in Feb. 2020

Continued innovation with launch of ServiceMax Asset360 in Nov. 2020

- Built natively on Force.com
- Combined with Customer 360 platform and Salesforce Field Service
- Asset360 and SFS licenses sold together
- ServiceMax developing asset-centric capabilities for Asset360

Joint go-to-market motion with Salesforce

Our purpose-built FSM solutions are differentiated and uniquely positioned to deliver value vs. extensions of generalist ERP and CRM software solutions

SERVICEMAX

Source: Company materials, IDC, Gartner.

(1) Magic Quadrant for Field Service Management, August 2021. This graphic was published by Gartner, Inc. as part of a larger research document and should be evaluated in the context of the entire document. The Gartner document is available upon request from ServiceMax.



The ServiceMax Platform

SERVICEMAX

Summary

- The ServiceMax platform is uniquely positioned to deliver on digitization of field service operations and enables service-first business models
- Proven track-record of delivering new product innovation
- Capabilities can be bundled through tailored product offerings and as vertical-specific packages
- Asset 360 positions ServiceMax as the leading vendor of asset-centric capabilities for Salesforce customers
- System of record for the "as-maintained" asset records creates long-term moat and ongoing source of value

SERVICEMAX

Track Record for Delivering Innovation

Innovation Drivers:

- ServiceMax Community
- Strategic Customers
- Win / Loss Reports
- NPS Surveys



ServiceMax founded
Work Order Management
Installed Base Management
Entitlements
1st field service specific low-code workflow: Service Flow Manager
Launches 1st field service **iPad App based on Force.com**
iPhone App
Parts Inventory
Mobile Installed Base Management
Condition-based Maintenance
ServiceMax Go **single user experience** for iOS/Android tablet and phone
AI-based Assisted Scheduling on **Service Board**
Service Flow Automation for technicians
Launched **Asset 360**
Integrated **Zinc** chat and communication platform
Product recall and upgrade management
Enabling Self-Service with **ServiceMax Engage**
Cost to Serve Analytics
ServiceMax Go for Windows Surface
2007
2009
2011
2013
2015
2017
2019
2021

SERVICEMAX

ServiceMax Addresses Evolving Customer Needs

	Increased Digitization of Asset-Intensive Operations	Shift towards Monetizing Service as a Revenue Stream	Shift Towards Outcome-Based Servicing	Aging Field Service Workforce
Features Addressing Need	▪ Asset Visibility ▪ Mobile work execution ▪ IoT for predictive maintenance	▪ Service contracts and entitlements ▪ Seamless CRM Integration ▪ Remote troubleshooting and support for end customers	▪ Consumption-based service contracts ▪ SLA management ▪ Cost to Serve Analytics	▪ Mobile technician communication ▪ Remote Assistance for enhanced tech and customer support ▪ AI for scheduling
ServiceMax Value Drivers	▪ Achieve compliance by scaling standardized work execution ▪ Improve first time fix rate and reduce mean-time-to-repair with enhanced visibility into as-maintained assets	▪ Identify upsell opportunities of high-margin service contracts that extend the life of the asset ▪ Increase loyalty from customers operating equipment with a differentiated customer experience	▪ Upsell service contracts with flexible, tailored service terms ▪ Identify which product lines are ready for an outcome-based contract	▪ Digital communication platform enables new ways of transferring knowledge ▪ Assisted scheduling both automates assignment of basic jobs and provides recommendations for complex work

Critical Capabilities

Optimization & AI
Minimize drive time, improve service-levels, decrease costs

Service Flow
Configure once, deploy anywhere

Entitlements
Validates warranties, contracts and preventative maintenance

Mobile & Sync
Extended offline use

Communication
Reporting & metrics, service audit trail, time-series analysis



What Sets Us Apart

Born in the Cloud

Attractive, Simple Pricing Model

Ease of Use & Fast Implementation



Enabling Digital Transformation with Comprehensive, Asset-Centric Field Service Management

Comprehensive Mobile Suite

Asset-Centric Product Modules

Pure-Play FSM with CRM & ERP Integration

SERVICEMAX

Competitive Advantages vs. Alternative Solutions

	SERVICEMAX	Other FSM Software	Paper-Based Process
Cloud Native	●	◐	○
Low-code Workflow	●	◕	○
Mobile Platform	●	◕	○
Persona-based Apps	●	◔	○
Asset Lifecycle Management	●	◔	○
Service Contract Mgmt.	●	◔	○
Parts Management	●	◔	○

● *Denotes complete solution*

Source: Company analysis.

Product Footprint

Built on the Salesforce Platform & available to customers in two offerings

SERVICEMAX CORE

SERVICEMAX ASSET 360 for salesforce field service & service cloud

CORE SPECIFIC ADD ONS

- Service Board
- Optimization
- Zinc

UNIVERSAL ADD ONS

- Engage
- Partner Community
- Customer Community
- Infrastructure (Sandbox, Storage, etc.)

SELECT STRATEGIC INDEPENDENT SOFTWARE VENDORS

AQUANT.IO | PRONTOFORMS | BAXTER PLANNING | nintex | SCOPE AR | SPOKE | And Many Others

ServiceMax Core and Asset 360 are two solutions with a common architecture offering customers flexibility through a platform of solutions

Product Architecture

INDUSTRIES

- Medical Devices & Healthcare
- Industrial Manufacturing
- High-Tech Manufacturing
- Oil & Gas
- Construction & Building Maintenance
- Power & Utilities

PRODUCT MODULES

- Installations
- Warranty Management
- Service Contracts
- Service Quoting & Pricing
- Asset Visualization
- Scheduling
- Crew Management
- Work Order Management
- Forms and Inspections
- Parts Management
- Depot Repair
- Preventive Maintenance

PLATFORM ENABLERS

- Service Flow Manager
- Entitlement Engine
- Mobile & Sync Engine
- Automation & Optimization
- Collaboration & Chatbot
- Document Generation

INFRASTRUCTURE

- Salesforce
- AWS
- Security

SERVICEMAX

Modular product architecture facilitates expansion of critical capabilities

Asset 360

Bringing Together the
Best of ServiceMax & Salesforce



Asset Visualization
Warranty & Product Recall
Contracts & Entitlements
Optimization & Scheduling
Resource Management
Contractor Management
Shift Management
Work Order Management
RMA & Depot Repair
Cost-to-Serve Analytics
SERVICEMAX ASSET 360
salesforce
Service Process Manager
Process Templates
Integration
Customer 360

Examples of ServiceMax's Continued Product Innovation

Asset Visibility is the Foundation

- Visualize the asset details, history, and planned activities
- Access as-maintained bill of materials with integrated telemetry from connected assets
- Purpose-built user experience to ease data capture for personas near the assets



Details
Feed
Timeline
Asset Timeline
Small Turbine · "A360NGW0
Showing 2/27/2021 - 5/1/2021 · 62 day(s) · 6 item(s)
123-65460
Exchange
Repair
Meter Issue
Battery Issue
Meter Refurb
03/07/2021
03/14/2021
03/21/2021
03/28/2021
04/04/2021
04/11/2021
04/18/2021
04/25/2021

Examples of ServiceMax's Continued Product Innovation
(Continued)

Service Flow is Built for Ever-Changing Field Service Processes

- Streamline global processes in a low-code environment
- Configure once, deploy everywhere with consistent user experience across mobile platforms and devices
- Enforce compliance with automation contextual of asset, technician and location



Examples of ServiceMax's Continued Product Innovation
(Continued)

Contracts & Entitlements Enable Customers to Increase Profitability

- Reduce service revenue leakage with visibility into Entitlement at an asset and location level
- Track service cost breakdown across assets and at the component level
- Allow service leaders to analyze service operations and take corrective actions on aging product lines


SERVICEMAX
Service Repair Profitability
Total Revenue
$91.1M
Total Cost
$43.6M
Profit/Loss
$47.5M
Revenue v/s Cost Trend
Actual Margin
Sep Oct Nov Dec 2021 Feb Mar Apr May Jun Jul Aug

Examples of ServiceMax's Continued Product Innovation

(Continued)

Service Board Makes Planners More Confident

- Visibility into assets during time of scheduling
- Optimize resources based on asset availability
- AI-based assisted scheduling for complex jobs such as installations



Recent Jobs · Open
My Teams
Today

SERVICEMAX

Examples of ServiceMax's Continued Product Innovation
(Continued)

Zinc Assists Technicians in Real Time

- Hotline support to connect to subject matter experts via conversational UI
- Targeted broadcast notifications and videos for safety bulletins
- Visual assistance via video calls with annotations
- Seamless integration across the ServiceMax mobile suite


9:41
Go


End
Mute
Video
Camera
Capture

Examples of ServiceMax's Continued Product Innovation
(Continued)

ServiceMax Engage
Brings Asset Data to Customers

- View and update equipment information with ServiceMax Engage
- Access remote troubleshooting
- View and book appointments
- Manufacturer branded user experience
- Minimal deployment and IT overhead


1:28
Hi Jonas!
Welcome to Acme Medical
Upcoming Appointments
SEP
16
Inspection
Inspection
Inspection
View All Appointments
Quick Links
Find an Asset
Submit a Request
Asset Spotlight
Work Type by IP


3:49
Alice Tester and Printer Hotline
Hi, I need some help with a printer
Is your issue regarding a MS811 paper jam?
Yes
No

SERVICEMAX



Executing a Growth Strategy

SERVICEMAX

Summary

- World-class go-to-market leadership installed over the past 2.5 years
- New logo growth through strategic partnership with Salesforce and collaborative launch of Asset 360
- Blue-chip customer list with proven land & expand selling motion
- Growing ecosystem of partners enables ServiceMax to be positioned as key enabler of digital transformation
- Customer examples that highlight key wins and the value of ServiceMax

World Class-Go-to-Market Leadership



Mike Jerich
Chief Revenue Officer
FINANCIALFORCE · IPC · IntelePeer · Level(3)



Dave Kahley
SVP, Customer Solutions
Global Crossing · salesforce



Liz Carter
SVP, Marketing
IBM · SAP SuccessFactors



Nicholas Butry
VP, Global Sales
servicenow · Tintri · DELL EMC · ADP



Jim Roberts
VP, Inside Sales
CenturyLink · Telwares · Global Crossing



Michael Giese
VP, Sales Operations
IPC · IntelePeer · CenturyLink



Priscila Garcia-Perez
VP, Customer Success
GE Digital · Hyland · Alfresco · spicers



Stephen Edwards
VP, Solution Engineering
salesforce · Apollo Education Group · Greenhill



Jule Zacher
VP, Professional Services
xmatters · hp



Toby Donald
VP, Professional Services
westbrook · centrica



Shawn LaRocco
VP, Customer Transformation
Alcon · GE Healthcare · Leica



Mohan Rajagopalan
VP, Product Marketing
workday · Anaplan · CRITEO · accenture



Ally Zwahlen
VP, Corporate Marketing
Centrify · AVG · ORACLE Taleo · McAfee



Pat Oldenburg
VP, Demand Marketing & Operations
Five9 · McAfee · DELL EMC

Routes to Penetrating the Market

1

New Logo Acquisition

- Leverages Salesforce partnership to sell "best-in-class" Field Service Solution using expertise of ServiceMax with the scale of Salesforce

2

Up-Sell & Cross-Sell

- Up-sell existing customers through user count growth, expanding to new business units and geographies
- Cross-sell more add-ons and ISV products

3

Partner Ecosystem

- Global System Integrators
- Regional System Integrators

1 Driving Repeatable New Logo Wins with New Salesforce Partnership



Awareness
Lead Generation
Lead Qualification
Opportunities
Transaction Win
SERVICE MAX

- Outbound marketing target accounts
- Enablement across ServiceMax & Salesforce GTM teams
- Growth and enablement of ServiceMax partner ecosystem

- Outbound prospecting
- Joint marketing events
- Relationship-building through Salesforce ecosystem
- Inbound leads from Salesforce and indirect channels

- Marketing scoring intent, budget and timing
- Validating functional and technical fit

- Collaborative deal execution by Salesforce and ServiceMax
- Joint discovery, seamless product demonstrations
- ROI analysis

- Wins generate ACV for both companies and are often multi-cloud
- Win stories drive additional awareness within Salesforce

2 Deep Vein of Up-Sell / Cross-Sell Opportunities



Recurring
High
Margin
Uplift
Support, Sandbox, Shield
Add-Ons
Zinc, Advanced Scheduling, Engage
Licenses
Users, Geographies, Business Units
Professional Services
Implementation, Configuration, Expert Services

SERVICEMAX

2 Proven 'Land & Expand' Model

EXAMPLE 1: LEADING MEDICAL DEVICE MANUFACTURER

$MM Adjusted Subscription Revenue



CAGR: 151%
$0.0
$0.3
$3.2
$3.6
$4.1
$4.5
$6.6
$7.6
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8

EXAMPLE 2: LEADING BUILDING TECHNOLOGY MANUFACTURER

$MM Adjusted Subscription Revenue



CAGR: 1%
CAGR: 143%
$0.5
$0.5
$0.6
$0.5
$0.5
$1.2
$3.2
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7

Mission-critical enterprise solution, together with strong upsell motion, drives leading net retention rates and expands customer spend over time

SERVICEMAX

Note: Adjusted to exclude impact of purchase accounting.

3 Building an Ecosystem Via Partner Xcellence Program

Partner Xcellence Program

- Asset 360 Announcement Sept '20
- ServiceMax Partner Excellence Program launched October '20
- Enablement & Certification curriculum published Nov '20
- First Partner-led customer project begins Nov'20
- First partner-led project "go live" July '21

Enhanced Services

Training Curriculum	Partner Community	Certification Program	Advisory Services	Ongoing Services
ServiceMax Asset 360 for Salesforce Selling Essentials; ServiceMax Asset 360 for Salesforce Product Capabilities	salesforce partner community; ASSET 360	Certified Implementation Specialist	Asset360 Enhanced; Asset360 Essential; Asset360 Ensure	Release Training Webinar Series Alliance Office Hours

50+ Partners & ~300 Asset 360 Certified Resources in the Ecosystem

Select Partners: GSI	Multi-Region	Americas	EMEA	APAC
accenture, Capgemini, Cognizant, Deloitte., pwc, TATA Consultancy Services	PolSource, slalom, uptima	Bolt Data, Diabsolut, magnet360, NeuraFlash	Fluido, SpringFive, techedge, westbrook	iSiD, TerraSky

We launched the Partner Xcellence Program to grow a community of highly competent implementation partners to complement the existing SFDC ecosystem and satisfy the growing needs of our customers

SERVICEMAX

Serving Blue-Chip Customers Across Multiple Verticals

Asset-centric capabilities are relevant across a range of industries with mission-critical functions

Medical Devices & Healthcare		Industrial Manufacturing	High-Tech Manufacturing	Construction & Building Maintenance	Power & Utilities	Oil & Gas
Bayer	BD	DOMINO	dormakaba	Carrier	CHILQUINTA energía	Baker Hughes
BECKMAN COULTER	cytiva	Nilfisk	Kodak alaris	DAIKIN	énergir	inspecta
GE Healthcare	HACH	pitney bowes	SCREEN	Erickson LIVING	FieldCore	[illegible]
illumina	PerkinElmer	suez	SONY	HYSTER-YALE	Schneider Electric	SOLARIS
PHILIPS Healthcare	Roche	Valmet	smiths	Johnson Controls	VEOLIA	WESTMOR

~350 Customers

SERVICEMAX

HOLOGIC®

Medical Device Diagnostics

Leading innovator in women's health; diagnostics, surgery & imaging

Expects **Millions in Savings**



CUSTOMER CHALLENGES

- Looking to improve leverage by reducing leakage across warranty, contracts, spare parts, T&M
- Growing organically and by acquisition, and shifting to sales reps selling service contracts – all of which required new visibility into their installed base
- Needed the right data at their fingertips to make smart, timely decisions
- Knew there was additional ROI they could capture with deeper, asset-centric features

HOLOGIC SOLUTION

- ServiceMax Asset 360 for global techs and sales reps
- Complemented the investment they had already made in Salesforce
- Able to reflect their detailed parent/child asset and entitlement hierarchies without the need for custom code
- Automated Returns will enable fewer scrapped assets and parts, and lower costs
- Future plans include leveraging AI to better understand cost-to-serve, make better decisions, and new offerings such as remote monitoring

Note: The impacts and other figures presented in this case study are based on self-reported results from the applicable customer at the request of ServiceMax.

pitney bowes

Industrial Manufacturing
Printing Equipment

Reduced inventory by **$4.7M** and freight expenditure by **$250K** in **2 years**

Increased **contract revenue, service efficiency**, and productivity



CUSTOMER CHALLENGES

- **About Pitney Bowes**
  Clients around the world, including 90 percent of the Fortune 500, rely on the accuracy and precision delivered by Pitney Bowes solutions, analytics, and APIs in the areas of ecommerce fulfillment, shipping and returns, and financing.
- Increase **service revenue** via upsell opportunities
- Lack of visibility into service delivery due to **siloed systems**
- Eliminate **high service costs** & delays

PITNEY BOWES SOLUTION

- **ServiceMax iPhone and iPad apps** to manage workloads, time taken, parts management
- Complete **access to crucial KPIs** in a complex international service environment
- Increased visibility via advanced reporting and improved processes in **RMA and Parts Management**
- Reduced inventory by **$4.7M** and freight expenditure by **$250K** in **2 years**
- Reduced annual revenue leakage by **$800k**
- **10% increase** in contract renewal rate
- **10% decrease** in average time to repair
- **10% increase** in technician productivity

Note: The impacts and other figures presented in this case study are based on self-reported results from the applicable customer at the request of ServiceMax.



Financial Overview

SERVICEMAX

Summary

- Poised for multi-year revenue growth acceleration
- Significant operational improvements post-GE, including new people, processes, and systems
- Industry-leading net retention numbers reflect strong progress of customer success team
- Refreshed new logo acquisition engine bolstered by Asset 360 product and Salesforce partnership
- Increasingly attractive margin profiles driven by accelerating subscription revenue growth, expanding gross margins, and efficiencies in operating expenses
- Near-term focus on growing market share and accelerating topline. Attractive margin and cash flow profile longer-term

SERVICEMAX

Key Growth Drivers

Large, Growing & Underpenetrated TAM

Accelerating growth underpinned by strong secular tailwinds

Proven & Sustainable Land & Expand Model

Steady expansion in net retention rates post-COVID

Operating Leverage Creating Profitability Optionality

Expanding gross margins & disciplined capital allocation

Tangible Levers to Accelerate Growth

Proven track record of efficiently investing in growth

Disciplined Approach to Pursuing M&A

Target complementary technology & Industry domain

Accelerating Revenue Growth ...

Key Factors

Subscription: renewed focus on customer success, combined with post-COVID recovery in end-markets, driving acceleration in subscription revenue growth; Greater Asset 360 contribution expected over time

PS: run as a breakeven business, and shrinking as percentage of total over time, as more implementations performed by partner network

Annual Adj. Revenue

($mm)



Subscription Rev YoY: 15%
$102.5
$21.7
$80.8
$110.7
$17.8
$92.9
FY20
FY21

Quarterly Adj. Revenue

($mm)



Subscription Rev YoY: 14% → 22%
$27.6
$5.1
$22.5
$28.0
$4.3
$23.7
$28.8
$4.1
$24.7
$30.0
$4.3
$25.8
$32.2
$4.7
$27.5
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

	FY20	FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22
% YoY Subscription		***15%***	***14%***	***14%***	***17%***	***17%***	***22%***
Subscription as % of Total	*79%*	*84%*	*82%*	*85%*	*86%*	*86%*	*85%*

Subscription Revenue | Professional Services Revenue | YoY

SERVICEMAX

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

… Underpinned by Long-Term Secular Tailwinds

Significant Vended Spend Available for Capture

5-Year CAGR Estimates



16.9%
14.5%
11.7%
10.4%
14.5%
Gartner
Grandview
Allied Market Research
Expert Consensus[1]

$2.0B	$2.5B	$3.1B	**$2.5-3.0B**

Third party estimates for FSM market revenue in 2020

Market Growth Drivers

Technology Drivers

- ✓ Transition from on-prem to cloud
- ✓ Advanced features & functionality

Volume Drivers

- ✓ OEM monetization of service
- ✓ Higher asset complexity
- ✓ Post-COVID acceleration of digitization
- ✓ Increased adoption from mid-market

Latent Drivers

- ✓ Annual price increase
- ✓ GDP growth

(1) Market interviews; ServiceMax analysis; Gartner; Grandview; Allied Market Research.

Proven Land & Expand Model ...

Annualized Dollar-Based Net Retention


Expansion YoY: +9 pts
108%
109%
111%
115%
118%
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

Typical Expansion Drivers

- ✓ Cross-sell of additional capabilities
- ✓ Upsell new divisions/geographies
- ✓ Organic growth in technicians/users
- ✓ Acceleration of contracted license activation schedule
- ✓ Pricing increases

SERVICEMAX

Note: Values may not tie due to rounding. Excludes LiquidFrameworks.

… With Sustained Growth Potential

Revenue Model



Support, Sandbox, Shield
3
Uplift
Zinc, Advanced Scheduling, Engage
2
Add-Ons
Licenses
Core / Asset 360
1

Estimated Upsell / Cross-Sell Opportunity within Current Customer Base



+++
++
+
$100-130M
1
2
3
Today's Opportunity

Ability to more than double revenue through existing customers

Expanding Overall and Subscription Gross Margins ...

Key Factors

Scale: achieve economies of scale as revenue base grows, including structural leverage as well as improved 3rd-party vendors terms

Mix: favorability in product mix, as well as subscription revenue growing as a percentage of total revenue

Overall Adj. Gross Profit and Margin


($mm)
$57
56%
FY20
$67
60%
FY21
$16
59%
Q2 FY21
$17
61%
Q3 FY21
$18
64%
Q4 FY21
$19
65%
Q1 FY22
$22
68%
Q2 FY22

Subscription Adj. Gross Profit and Margin


($mm)
$56
70%
FY20
$69
74%
FY21
$16
73%
Q2 FY21
$18
75%
Q3 FY21
$19
76%
Q4 FY21
$20
76%
Q1 FY22
$21
78%
Q2 FY22

SERVICEMAX

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

... Creating Capacity to Invest For Growth

Key Factors
S&M: scale quota-bearing capacity, expand internationally, invest in strategic partnerships, world-class customer success function
R&D: leverage investments on SFDC platform to continue to bring innovative ServiceMax products to market
G&A: scale public company-ready infrastructure

Adj. Operating Expenses as % of Adj. Revenue


104%
15%
29%
60%
FY20
84%
14%
24%
47%
FY21
74%
11%
22%
41%
Q2 FY21
81%
13%
22%
46%
Q3 FY21
84%
13%
23%
48%
Q4 FY21
84%
15%
26%
42%
Q1 FY22
75%
15%
23%
37%
Q2 FY22
Sales & Marketing
Research & Development
General & Admin

SERVICEMAX

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

Improving Operating Leverage and Cash Flow

Key Factors
Operating margin: achieving operating leverage through efficiencies in expenses (variable, operating) and accelerating subscription revenue
Operating cash: customer billing cadence drives cash flow seasonality

Adj. Operating Loss and Margin
($mm)



FY20
FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
(48%)
($49)
(24%)
($26)
(15%)
($4)
(20%)
($6)
(20%)
($6)
(19%)
($6)
(8%)
($3)

Operating Cash Flow and Margin
($mm)



FY20
FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
(48%)
($49)
(15%)
($17)
(32%)
($9)
(4%)
($1)
(11%)
($3)
$4
12%
(16%)
($5)

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

Levers for Continued Organic Growth...

Deliver on New Logo Growth
Execute Asset 360 partnership and grow sales footprint in Europe and APAC

✓ ~50% revenues generated in non-US markets

Expand with Existing Customers
Execute on identified upsell / cross-sell opportunity within installed base

✓ +9pts increase in net retention rates post-COVID

Evaluate Strategic Partnerships
Continue expanding partner network (e.g., Salesforce, GSIs, RSIs)

✓ >50 partners signed up to Partner Xcellence Program

Adjusted Subscription Revenue Projections

($mm)


FY21A - FY24E CAGR: 22%
$81
$93
$112
$136
$168
FY20A
FY21A
FY22E
FY23E
FY24E
Growth
15%
20%
22%
24%

SERVICEMAX

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

...Creating Profitability Optionality

Adjusted Revenue

($mm)



FY21A - FY24E CAGR: 19%
$103
$111
$130
$155
$188
FY20A
FY21A
FY22E
FY23E
FY24E

	FY20A	FY21A	FY22E	FY23E	FY24E
Growth		8%	17%	20%	21%

Adjusted Gross Profit

($mm)



FY21A - FY24E CAGR: 26%
$57
$67
$86
$107
$134
FY20A
FY21A
FY22E
FY23E
FY24E

	FY20A	FY21A	FY22E	FY23E	FY24E
Margin	56%	60%	67%	69%	71%
Memo: Subscription Margin	70%	74%	77%	79%	80%

Long Term Target: 75%+

Free Cash Flow

($mm)



($50)
($20)
($20)
$2
$22
FY20A
FY21A
FY22E
FY23E
FY24E

	FY20A	FY21A	FY22E	FY23E	FY24E
Margin	(49%)	(18%)	(16%)	1%	12%

Long Term Target: 25%+

SERVICEMAX

Note: January fiscal year end. See appendix for GAAP to non-GAAP reconciliations. Excludes LiquidFrameworks.

LiquidFrameworks Acquisition: Strong Strategic Merits

1

Furthers depth in **oil & gas, industrial** and **commercial** sectors

2

Bring **critical technologies** and **expand product portfolio**

3

Extend **Go-to-Market** capabilities and channels

4

Profit margin **accretive**

5

Similar **growth potential** as ServiceMax

6

Signed Definitive Agreement at $145-147.5M(1) (~6.6x FYE Dec '20A Revenue)

(1) Range denotes potential ticking fee for close of transaction (purchase price of $145M if transaction closes by 9/30/2021, increasing up to $147.5M if transaction closes on or after 10/1/2021).

LiquidFrameworks Overview

Business Overview

LiquidFrameworks provides an integrated SaaS solution built on the Salesforce Platform that enables digital transformation across the entire field service management functionality in oil field services and industrial services organizations

INVESTMENT HIGHLIGHTS

- ✓ **Mission Critical Software with Tangible ROI**: SaaS solution is used by up to 75% of an organization and generates significant ROI by addressing key customer pain points, including reducing revenue leakage, accelerating cash collection, and standardizing business workflows across the entire enterprise
- ✓ **Verticalized Market Leader**: Purpose-built software and a market leader in existing markets
- ✓ **Large Greenfield Opportunity**: $1B+ opportunity in existing verticals. 35% of LiquidFrameworks customers were leveraging manual processes (paper tickets, Excel, whiteboards) prior to adopting the product
- ✓ **Highly Sticky and Predictable**: 110-115% net retention since 2018; average contract length of 3+ years with annual auto-renewal and upfront annual payment
- ✓ **Enterprise Customer Base**: 60+ enterprise customers with $350K+ in ARPA with significant expansion opportunity
- ✓ **Compelling Financial Profile**: 90% recurring revenue, 20% FYE Dec '18-'20 revenue CAGR, positive cash flow

Product Overview

Base	E-Ticketing; EAM
Add-Ons	CPQ; Customer Self Service; Schedule & Dispatch; Timecards; Sandbox; Invoicing

Customers By Sector[1]


2%
17%
19%
63%

End Market

- Oil & Gas/Energy
- Industrial
- Environmental
- Other

Source: ServiceMax management, LiquidFrameworks management.
(1) Reflects FYE Dec '20A figures.

Conclusion

1	**Field Service Management ("FSM") software is a large, underserved market with secular growth tailwinds**	✓ $9B+ TAM with vended spend growth of 10-15% creating tailwind ✓ Increasing strategic importance of field service operations drives greater urgency of adoption of increasingly sophisticated solutions
2	**ServiceMax is a longstanding 'best of breed' player in the FSM market**	✓ Mission-critical system of record for assets with value spanning IT-OT and CRM-ERP, serving ~350 customers in key asset-intensive vertical markets ✓ Recognized as a market leader by IDC, Gartner, Frost & Sullivan and others
3	**Pure Enterprise SaaS model with attractive unit economics**	✓ Recurring revenue business model with 118% net dollar retention(1) ✓ Sticky, high gross retention and LTV / CAC of ~6.5x(2) ✓ High and increasing subscription gross margins
4	**Growth acceleration story driven by secular tailwinds, macro recovery, internal improvements, and new strategic partnership**	✓ As a standalone company outside of GE since Feb. 2019, new management led by Neil Barua has set up the business for success ✓ Refreshed Salesforce partnership and investment announced in Feb. 2020 ✓ Asset360 product launch in Nov. 2020 in order to drive incremental growth acceleration
5	**World class management team with strong sponsorship**	✓ Experienced management team with strong, blue-chip backgrounds ✓ Supported by experienced, committed investors in Silver Lake, Pathfinder (HGGC and Industry Ventures), and Salesforce Ventures



Q&A

SERVICEMAX



Appendix

Winning Partnership Among Leading Tech Investors

PATHFINDER ACQUISITION CORP

HGGC INDUSTRY VENTURES

SERVICEMAX

SILVERLAKE

Leader in Field Service Management Software

- Purpose-built partnership between HGGC (leading middle-market private equity firm) and Industry Ventures (leading multi-strategy venture capital platform)
- HGGC and Industry Ventures have deep domain expertise and 20+ years of technology investing experience including software/SaaS
- Over $8 billion of cumulative committed capital between the two firms

- Global leader in technology investing
- More than $83 billion in combined assets under management and committed capital
- Investor in ServiceMax since 2019
- Plans to roll 100% into this transaction

Additional Investors

salesforce

GE

Illustrative Sources & Uses and Transaction Structure

Transaction Summary

- ServiceMax to combine with Pathfinder to become a public, NASDAQ-listed SaaS leader in mission-critical field service management
  - Reflects a pro forma ServiceMax enterprise value of approx. $1.4 billion, or 9.2x FYE Jan '23 Adjusted Revenue
- Expected gross proceeds of ~$335 million
  - $325 million Pathfinder cash in trust[1]
  - ~$10 million Strategic investment
- Cash proceeds from the transaction are expected to be used for:
  - Acquiring LiquidFrameworks for $145-147.5 million[2] (enterprise value)
  - Pursuing additional organic and inorganic growth opportunities
  - Paying transaction fees and expenses and general corporate purposes
- Anticipated transaction close in the fourth quarter of CY2021

Sources ($M)	
SPAC Cash in Trust[1]	$325
Sponsor Promote at Close[3]	41
Strategic Investment	10
ServiceMax Equity Holder Rollover	1,425
Total Sources	**$1,801**

Uses ($M)	
Cash to Balance Sheet[6]	$285
Sponsor Promote at Close[3]	41
ServiceMax Equity Holder Rollover	1,425
Transaction Costs[4]	50
Total Uses	**$1,801**

Pro Forma Enterprise Value	
Shares Outstanding (M)[5]	180.1
Share Price	$10.00
Post-Money Equity Value	$1,801
Less: Cash[6]	(370)
Post-Money Enterprise Value	**$1,431**
FYE Jan '23 Adj. Revenue[7]	$155
EV / FYE Jan '23 Adj. Revenue[7]	9.2x

Includes $145M earmarked for LiquidFrameworks acquisition

Pro Forma Ownership[5]



Pathfinder Shareholders
18%
Pathfinder Sponsor
2%
Strategic Investors
1%
79%
ServiceMax Shareholders

(1) Assuming no redemptions.
(2) Range denotes potential ticking fee for close of transaction (purchase price of $145M if transaction closes by 9/30/2021, increasing up to $147.5M if transaction closes on or after 10/1/2021).
(3) Represents restructured sponsor promote, reflecting 1/2 promote vest at close and assuming no forfeiture on the basis of redemptions or excess SPAC liabilities.
(4) Includes both ServiceMax's and Pathfinder's estimated aggregate transaction costs.
(5) Post-money equity value, enterprise value and pro forma ownership shown at closing, excluding unvested sponsor promote, unvested and unissued post-closing equity incentive plan shares, and out-of-the money warrants, assuming no redemptions.
(6) Cash balance calculated using balance as of Q1 FYE Jan '22A (4/30/2021) of $85M + $285M cash to balance sheet (which is shown before the deduction of $145M of cash earmarked for the acquisition of LiquidFrameworks post-close).
(7) ServiceMax adjusted metrics standalone and not pro forma for acquisition of LiquidFrameworks. For a reconciliation of Adjusted Revenue, see slide 72.

SERVICEMAX

GAAP to Non-GAAP Financial Reconciliations

($mm)	Q2 FY2021	Q3 FY2021	Q4 FY2021	Q1 FY2022	Q2 FY2022	FY2020	FY2021
GAAP Revenue	$27.2	$27.6	$28.4	$30.0	$32.2	$86.9	$109.1
+ Fair Value Adjustment to Acquired Unearned Revenue [1]	0.4	0.4	0.4	-	-	15.7	1.6
Adj. Revenue	**$27.6**	**$28.0**	**$28.8**	**$30.0**	**$32.2**	**$102.5**	**$110.7**
% YoY Growth	*9.3%*	*7.7%*	*10.0%*	*14.0%*	*16.7%*	-	*8.0%*
GAAP Subscription Revenue	$22.1	$23.3	$24.3	$25.8	$27.5	$65.1	$91.3
+ Fair Value Adjustment to Acquired Unearned Revenue [1]	0.4	0.4	0.4	-	-	15.7	1.6
Adj. Subscription Revenue	**$22.5**	**$23.7**	**$24.7**	**$25.8**	**$27.5**	**$80.8**	**$92.9**
% YoY Growth	*13.9%*	*13.6%*	*17.2%*	*17.0%*	*22.1%*	-	*15.0%*
GAAP Gross Profit	$10.7	$11.4	$12.7	$14.0	$16.5	$20.3	$44.0
+ Fair Value Adjustment to Acquired Unearned Revenue [1]	0.4	0.4	0.4	-	-	15.7	1.6
+ Amortization of Acquired Intangibles	5.2	5.2	5.2	5.2	5.2	20.7	20.7
+ Stock-Based Compensation	0.0	0.0	0.0	0.1	0.1	0.1	0.2
+ Other Non-Recurring Costs	-	-	-	0.1	-	0.6	0.1
Adj. Gross Profit	**$16.3**	**$17.0**	**$18.3**	**$19.4**	**$21.8**	**$57.4**	**$66.5**
% Adj. Gross Margin	*59.0%*	*60.8%*	*63.5%*	*64.7%*	*67.6%*	*55.9%*	*60.1%*
GAAP Subscription Gross Profit	$10.8	$12.1	$13.2	$14.5	$16.2	$20.0	$46.5
+ Fair Value Adjustment to Acquired Unearned Revenue [1]	0.4	0.4	0.4	-	-	15.7	1.6
+ Amortization of Acquired Intangibles	5.2	5.2	5.2	5.2	5.2	20.7	20.7
+ Stock-Based Compensation	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)
+ Other Non-Recurring Costs	-	-	-	-	-	0.1	(0.0)
Adj. Subscription Gross Profit	**$16.4**	**$17.7**	**$18.8**	**$19.7**	**$21.4**	**$56.4**	**$68.8**
% Adj. Subscription Gross Margin	*72.9%*	*74.6%*	*76.0%*	*76.5%*	*77.8%*	*69.8%*	*74.0%*

SERVICEMAX

Note: January fiscal year end.

(1) Represents the adjustment to acquired unearned revenue fair value relating to subscription services billed by ServiceMax prior to the acquisition by SLP-SA Silver Lake Partners. This adjustment represents the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition less revenue recognized prior to the acquisition.

GAAP to Non-GAAP Financial Reconciliations (Continued)

($mm)	Q2 FY2021	Q3 FY2021	Q4 FY2021	Q1 FY2022	Q2 FY2022	FY2020	FY2021
GAAP S&M Expense	$15.3	$17.1	$18.2	$17.3	$16.0	$79.1	$68.3
+ Fair Value Adjustment to Acquired Deferred Commissions (2)	0.3	0.2	0.2	0.2	0.2	1.9	1.1
- Amortization of Acquired Intangibles	(4.3)	(4.3)	(4.3)	(4.3)	(4.3)	(17.0)	(17.0)
- Stock-Based Compensation	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.4)
- Other Non-Recurring Costs	-	-	(0.2)	(0.6)	(0.1)	(1.9)	(0.3)
Adj. S&M Expense	**$11.3**	**$13.0**	**$13.9**	**$12.6**	**$11.8**	**$61.8**	**$51.8**
Adj. S&M as % of Adj. Revenue	*40.9%*	*46.3%*	*48.2%*	*42.1%*	*36.5%*	*60.3%*	*46.8%*
GAAP G&A Expense	$3.7	$4.0	$3.3	$4.9	$6.7	$18.9	$16.1
- Stock-Based Compensation	(0.2)	(0.2)	(0.1)	(0.2)	(0.2)	(0.6)	(0.8)
- Other Non-Recurring Costs	(0.5)	(0.1)	0.5	(0.1)	(1.5)	(3.3)	(0.2)
Adj. G&A Expense	**$3.0**	**$3.6**	**$3.7**	**$4.5**	**$5.0**	**$14.9**	**$15.2**
Adj. G&A as % of Adj. Revenue	*11.1%*	*12.9%*	*12.7%*	*15.2%*	*15.5%*	*14.6%*	*13.7%*
GAAP R&D Expense	$6.0	$6.1	$6.6	$8.0	$7.7	$30.4	$26.4
- Stock-Based Compensation	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)
- Other Non-Recurring Costs	-	-	-	-	-	(0.8)	(0.2)
Adj. R&D Expense	**$6.0**	**$6.0**	**$6.5**	**$7.9**	**$7.5**	**$29.4**	**$26.1**
Adj. R&D as % of Adj. Revenue	*21.7%*	*21.5%*	*22.7%*	*26.4%*	*23.4%*	*28.7%*	*23.5%*
GAAP Operating Loss	($14.4)	($15.8)	($15.5)	($16.2)	($13.9)	($108.0)	($66.9)
+ Fair Value Adjustment to Acquired Unearned Revenue (1)	0.4	0.4	0.4	-	-	15.7	1.6
- Fair Value Adjustment to Acquired Deferred Commissions (2)	(0.3)	(0.2)	(0.2)	(0.2)	(0.2)	(1.9)	(1.1)
+ Amortization of Acquired Intangibles	9.4	9.4	9.4	9.4	9.4	37.7	37.8
+ Stock-Based Compensation	0.4	0.5	0.3	0.5	0.6	1.2	1.6
+ Other Non-Recurring Costs	0.5	0.1	(0.2)	0.8	1.6	6.6	0.7
Adj. Operating Loss	**($4.0)**	**($5.6)**	**($5.8)**	**($5.7)**	**($2.5)**	**($48.8)**	**($26.5)**
% Operating Margin	*(14.6%)*	*(20.0%)*	*(20.2%)*	*(19.0%)*	*(7.8%)*	*(47.6%)*	*(23.9%)*

Note: January fiscal year end.
(1) Represents the adjustment to acquired unearned revenue fair value relating to subscription services billed by ServiceMax prior to the acquisition by SLP-SA Silver Lake Partners. This adjustment represents the difference between the revenue recognized based on management's estimate of fair value of acquired unearned revenue and the receipts billed prior to the acquisition less revenue recognized prior to the acquisition.
(2) Represents the adjustment to acquired deferred commissions relating to sales commissions deferred by ServiceMax prior to the acquisition by SLP-SA Silver Lake Partners. This adjustment represents the difference between the deferred sales commissions recognized based on management's estimate of fair value of deferred sales commissions and the sales commissions deferred prior to the acquisition less amortization of deferred commissions recognized prior to the acquisition.

SERVICEMAX